                                                                   EXHIBIT 99.4

                                                       MONTHLY OPERATING REPORT

      CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                 ACCRUAL BASIS

      CASE  NUMBER: 400-42144                               02/13/95, RWD, 2/96

      JUDGE:  BARBARA J. HOUSER



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2001

      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:
      /s/ Drew Keith                                   Chief Financial Officer
      -------------------------------------------      -----------------------
      ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY               TITLE

      Drew Keith                                             3/20/2001
      -------------------------------------------      -----------------------
      PRINTED NAME OF RESPONSIBLE PARTY                         DATE

      PREPARER:

      /s/ Jessica L. Wilson                           Chief Accounting Officer
      -------------------------------------------      -----------------------
      ORIGINAL  SIGNATURE  OF  PREPARER                         TITLE

      Jessica L. Wilson                                       3/20/2001
      -------------------------------------------      -----------------------
      PRINTED NAME OF PREPARER                                  DATE

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                     ACCRUAL BASIS-1

CASE  NUMBER: 400-42144                                     02/13/95, RWD, 2/96

COMPARATIVE  BALANCE  SHEET

-------------------------------------------------------------------------------------------------------------
                                          SCHEDULE            MONTH               MONTH             MONTH
                                                           ------------       -------------
                                           AMOUNT          January 2001       February 2001
ASSETS
-------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                  $      40,098      $           0      $           0      $           0
2.  RESTRICTED CASH                                       $  18,200,875      $  18,473,769      $           0
3.  TOTAL CASH                         $      40,098      $  18,200,875      $  18,473,769      $           0
-------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)          $   9,006,275      $   7,355,289      $   7,295,644      $           0
5.  INVENTORY                          $  20,429,725      $           0      $           0      $           0
6.  NOTES RECEIVABLE                                      $   6,000,000      $   6,000,000      $           0
7.  PREPAID EXPENSES                                      $      70,714      $     254,570      $           0
8.  OTHER  (ATTACH LIST)               $  21,367,511      ($352,832,051)     ($353,252,999)     $           0
9.  TOTAL  CURRENT  ASSETS             $  50,843,609      ($321,205,173)     ($321,229,016)     $           0
-------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT        $ 474,988,760      $ 520,767,098      $ 520,767,098
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION                              $ 439,236,027      $ 439,236,027
12. NET  PROPERTY, PLANT &
    EQUIPMENT                          $ 474,988,760      $  81,531,071      $  81,531,071      $           0
-------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                     $           0      $           0      $           0
14. OTHER  ASSETS - NET OF
    AMORTIZATION  (ATTACH  LIST)                          $           0      $           0      $           0
15. OTHER (ATTACH LIST)                                   $           0      $           0      $           0
-------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                       $ 525,832,369      ($239,674,102)     ($239,697,945)     $           0
=============================================================================================================
POSTPETITION  LIABILITIES
17. ACCOUNTS  PAYABLE                                     $      76,028      $      56,983      $           0
18. TAXES  PAYABLE                                        $           0      $           0      $           0
19. NOTES  PAYABLE                                        $           0      $           0      $           0
20. PROFESSIONAL  FEES                                    $           0      $           0      $           0
21. SECURED  DEBT                                         $           0      $           0      $           0
22. OTHER  (ATTACH LIST)                                  ($148,779,545)     ($148,766,054)     $           0
-------------------------------------------------------------------------------------------------------------
23. TOTAL  POSTPETITION
    LIABILITIES                                           ($148,703,517)     ($148,709,071)     $           0
=============================================================================================================
PREPETITION  LIABILITIES
24. SECURED  DEBT                      $  23,187,921      $  22,251,961      $  22,234,734      $           0
25. PRIORITY  DEBT                     $   4,672,323      $           0      $           0      $           0
26. UNSECURED  DEBT                    $ 392,188,633      $  17,760,068      $  17,760,068      $           0
27. OTHER (ATTACH LIST)                                   $  76,011,020      $  76,011,020
28. TOTAL  PREPETITION LIABILITIES     $ 420,048,877      $ 116,023,049      $ 116,005,822      $           0
-------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                  $ 420,048,877      ($ 32,680,468)     ($ 32,703,249)     $           0
=============================================================================================================
EQUITY
30. PREPETITION  OWNERS' EQUITY                           $  16,327,446      $  16,327,446      $           0
31. POSTPETITION  CUMULATIVE
    PROFIT  OR  (LOSS)                                    ($223,321,080)     ($223,322,142)     $           0
32. DIRECT  CHARGES  TO EQUITY
    (ATTACH  EXPLANATION)
33. TOTAL  EQUITY                      $           0      ($206,993,634)     ($206,994,696)     $           0
-------------------------------------------------------------------------------------------------------------
34. TOTAL  LIABILITIES &
    OWNERS'  EQUITY                    $ 420,048,877      ($239,674,102)     ($239,697,945)     $           0
=============================================================================================================

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                     ACCRUAL BASIS-2

CASE  NUMBER: 400-42144                                     02/13/95, RWD, 2/96

INCOME STATEMENT

--------------------------------------------------------------------------------------------------------------------------
                                                         MONTH                 MONTH             MONTH             QUARTER
                                                     ------------          ------------
                                                     January 2001          February 2001                            TOTAL
REVENUES
1.  GROSS  REVENUES                                    $192,875              $187,500           $0              $380,375
2.  LESS:  RETURNS & DISCOUNTS                               $0                    $0           $0                    $0
--------------------------------------------------------------------------------------------------------------------------
3.  NET  REVENUE                                       $192,875              $187,500           $0              $380,375
==========================================================================================================================
COST  OF  GOODS  SOLD
4.  MATERIAL                                                 $0                    $0           $0                    $0
5.  DIRECT  LABOR                                            $0                    $0           $0                    $0
6.  DIRECT  OVERHEAD                                         $0                    $0           $0                    $0
7.  TOTAL  COST  OF  GOODS  SOLD                             $0                    $0           $0                    $0
--------------------------------------------------------------------------------------------------------------------------
8.  GROSS  PROFIT                                      $192,875              $187,500           $0              $380,375
==========================================================================================================================
OPERATING  EXPENSES
9.  OFFICER / INSIDER  COMPENSATION                          $0                    $0           $0                    $0
10. SELLING  &  MARKETING                                    $0                    $0           $0                    $0
11. GENERAL & ADMINISTRATIVE                            $47,090               $75,308           $0              $122,398
12. RENT  &  LEASE                                      ($7,446)             ($10,334)          $0              ($17,780)
13. OTHER (ATTACH LIST)                                      $0                    $0           $0                    $0
14. TOTAL  OPERATING  EXPENSES                          $39,644               $64,974           $0              $104,618
--------------------------------------------------------------------------------------------------------------------------
15. INCOME  BEFORE  NON-OPERATING
    INCOME & EXPENSE                                   $153,231              $122,526           $0              $275,757
==========================================================================================================================
OTHER  INCOME  &  EXPENSES
16. NON-OPERATING INCOME (ATT.  LIST)                        $0                                 $0                    $0
17. NON-OPERATING EXPENSE (ATT.  LIST)                       $0                    $0           $0                    $0
18. INTEREST  EXPENSE                                      $747                  $381           $0                $1,128
19. DEPRECIATION / DEPLETION                                 $0                    $0           $0                    $0
20. AMORTIZATION                                        $23,826                $7,942           $0               $31,768
21. OTHER (ATTACH LIST)                                ($93,196)             ($81,584)          $0             ($174,780)
--------------------------------------------------------------------------------------------------------------------------
22. NET  OTHER INCOME & EXPENSES                       ($68,623)             ($73,261)          $0             ($141,884)
==========================================================================================================================
REORGANIZATION  EXPENSES
23. PROFESSIONAL  FEES                                 $161,731              $197,558           $0              $359,289
24. U.S.  TRUSTEE  FEES                                      $0                    $0           $0                    $0
25. OTHER (ATTACH LIST)                                      $0                    $0           $0                    $0
26. TOTAL  REORGANIZATION  EXPENSES                    $161,731              $197,558           $0              $359,289
--------------------------------------------------------------------------------------------------------------------------
27. INCOME  TAX                                         $24,049                 ($709)          $0               $23,340
==========================================================================================================================
28. NET  PROFIT  (LOSS)                                 $36,074               ($1,062)          $0               $35,012
==========================================================================================================================

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                     ACCRUAL BASIS-3

CASE  NUMBER: 400-42144                                     02/13/95, RWD, 2/96

                                                     MONTH                MONTH               MONTH           QUARTER
                                                  ------------         ------------
                                                  January 2001         February 2001                            TOTAL
CASH  RECEIPTS  AND
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING  OF  MONTH                          $0                   $0                                   $0
---------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
2.  CASH  SALES                                          $0                   $0                  $0               $0
---------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
3.  PREPETITION                                          $0                   $0                  $0               $0
4.  POSTPETITION                                    $12,003               $5,000                  $0          $17,003
---------------------------------------------------------------------------------------------------------------------
5.  TOTAL  OPERATING  RECEIPTS                      $12,003               $5,000                  $0          $17,003
=====================================================================================================================
NON - OPERATING RECEIPTS
6.  LOANS  &  ADVANCES  (ATTACH  LIST)                   $0                   $0                  $0               $0
7.  SALE  OF  ASSETS                                     $0                   $0                  $0               $0
8.  OTHER  (ATTACH  LIST)                          ($12,003)             ($5,000)                 $0         ($17,003)
9.  TOTAL  NON-OPERATING  RECEIPTS                 ($12,003)             ($5,000)                 $0         ($17,003)
---------------------------------------------------------------------------------------------------------------------
10. TOTAL  RECEIPTS                                      $0                   $0                  $0               $0
---------------------------------------------------------------------------------------------------------------------
11. TOTAL  CASH  AVAILABLE                               $0                   $0                  $0               $0
=====================================================================================================================
OPERATING  DISBURSEMENTS
12. NET  PAYROLL                                         $0                   $0                  $0               $0
13. PAYROLL TAXES PAID                                   $0                   $0                  $0               $0
14. SALES,  USE  &  OTHER  TAXES  PAID                   $0                   $0                  $0               $0
15. SECURED / RENTAL / LEASES                            $0                   $0                  $0               $0
16. UTILITIES                                            $0                   $0                  $0               $0
17. INSURANCE                                            $0                   $0                  $0               $0
18. INVENTORY  PURCHASES                                 $0                   $0                  $0               $0
19. VEHICLE  EXPENSES                                    $0                   $0                  $0               $0
20. TRAVEL                                               $0                   $0                  $0               $0
21. ENTERTAINMENT                                        $0                   $0                  $0               $0
22. REPAIRS  &  MAINTENANCE                              $0                   $0                  $0               $0
23. SUPPLIES                                             $0                   $0                  $0               $0
24. ADVERTISING                                          $0                   $0                  $0               $0
25. OTHER  (ATTACH  LIST)                                $0                   $0                  $0               $0
---------------------------------------------------------------------------------------------------------------------
26. TOTAL  OPERATING  DISBURSEMENTS                      $0                   $0                  $0               $0
=====================================================================================================================
REORGANIZATION  EXPENSES
27. PROFESSIONAL  FEES                                   $0                   $0                  $0               $0
28. U.S.  TRUSTEE  FEES                                  $0                   $0                  $0               $0
29. OTHER  (ATTACH  LIST)                                $0                   $0                  $0               $0
30. TOTAL  REORGANIZATION  EXPENSES                      $0                   $0                  $0               $0
31. TOTAL  DISBURSEMENTS                                 $0                   $0                  $0               $0
32. NET  CASH  FLOW                                      $0                   $0                  $0               $0
---------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                  $0                   $0                  $0               $0
=====================================================================================================================

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                     ACCRUAL BASIS-4

CASE  NUMBER: 400-42144                                     02/13/95, RWD, 2/96

                                                 SCHEDULE              MONTH                  MONTH          MONTH
                                                                  -------------          -------------
ACCOUNTS  RECEIVABLE  AGING                       AMOUNT           January 2001          February 2001
------------------------------------------------------------------------------------------------------------------
1.  0-30                                                                $27,441             ($1,825)          $0
2.  31-60                                                              ($16,000)                 $0           $0
3.  61-90                                                                    $0                  $0           $0
4.  91+                                                              $7,343,848          $7,297,469           $0
5.  TOTAL  ACCOUNTS  RECEIVABLE                      $0              $7,355,289          $7,295,644           $0
------------------------------------------------------------------------------------------------------------------
6.  AMOUNT  CONSIDERED  UNCOLLECTIBLE                                        $0                  $0           $0
------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS  RECEIVABLE  (NET)                      $0              $7,355,289          $7,295,644           $0
==================================================================================================================
AGING  OF  POSTPETITION  TAXES  AND  PAYABLES         MONTH:      February 2001
                                                  0-30              31-60               61-90          91+
TAXES  PAYABLE                                    DAYS              DAYS                DAYS           DAYS         TOTAL
1.  FEDERAL                                        $0                $0                  $0             $0           $0
2.  STATE                                          $0                $0                  $0             $0           $0
3.  LOCAL                                          $0                $0                  $0             $0           $0
4.  OTHER (ATTACH LIST)                            $0                $0                  $0             $0           $0
-----------------------------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE                          $0                $0                  $0             $0           $0
=======================================================================================================================
6.  ACCOUNTS  PAYABLE                        ($10,289)           $3,000                  $0        $64,272      $56,983
=======================================================================================================================

STATUS  OF  POSTPETITION  TAXES                       MONTH:      February 2001

                                              BEGINNING                AMOUNT                                 ENDING
                                                 TAX                WITHHELD AND/           AMOUNT             TAX
                                             LIABILITY*              0R ACCRUED              PAID            LIABILITY
FEDERAL
----------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                               $0                  $6,552                  $6,552               $0
2.  FICA-EMPLOYEE**                             $0                      $0                      $0               $0
3.  FICA-EMPLOYER**                             $0                      $0                      $0               $0
4.  UNEMPLOYMENT                                $0                      $0                      $0               $0
5.  INCOME                                      $0                      $0                      $0               $0
6.  OTHER (ATTACH LIST)                         $0                      $0                      $0               $0
--------------------------------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES                       $0                  $6,552                  $6,552               $0
====================================================================================================================
STATE  AND  LOCAL
8.  WITHHOLDING                                 $0                      $0                      $0               $0
9.  SALES                                       $0                      $0                      $0               $0
10. EXCISE                                      $0                      $0                      $0               $0
11. UNEMPLOYMENT                                $0                      $0                      $0               $0
12. REAL  PROPERTY                              $0                      $0                      $0               $0
13. PERSONAL  PROPERTY                          $0                      $0                      $0               $0
14. OTHER (ATTACH LIST)                         $0                      $0                      $0               $0
15. TOTAL  STATE  &  LOCAL                      $0                      $0                      $0               $0
--------------------------------------------------------------------------------------------------------------------
16. TOTAL  TAXES                                $0                  $6,552                  $6,552               $0
====================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                      MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                    ACCRUAL BASIS-5

CASE  NUMBER: 400-42144                                    02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                  MONTH:      February 2001
BANK  RECONCILIATIONS
                                                       Account #1              Account #2              Account #3
---------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                       Bank One                Bank One                Bank One
B.           ACCOUNT  NUMBER:                          1559691322              1559691330              9320014690           TOTAL
C.           PURPOSE  (TYPE):                            Deposit                 Payroll            Health Insurance
---------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE  PER  BANK  STATEMENT                              $0                   $0                       $0           $0
2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                       $0                   $0                       $0           $0
3.      SUBTRACT:  OUTSTANDING  CHECKS                             $0                   $0                       $0           $0
4.      OTHER  RECONCILING  ITEMS                                  $0                   $0                       $0           $0
5.      MONTH  END  BALANCE  PER  BOOKS                            $0                   $0                       $0           $0
6.      NUMBER  OF  LAST  CHECK  WRITTEN           N/A - Lockbox only          No activity           Account closed
INVESTMENT ACCOUNTS
                                                         DATE OF           TYPE OF          PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                         PURCHASE         INSTRUMENT           PRICE            VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.      N/A
8.      N/A
9.      N/A
10.     N/A
11.     TOTAL  INVESTMENTS                                                                        $0               $0
CASH
12.     CURRENCY ON HAND                                                                                           $0
---------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL  CASH  -  END  OF MONTH                                                                              $0
---------------------------------------------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                     ACCRUAL BASIS-6

CASE  NUMBER: 400-42144                                     02/13/95, RWD, 2/96

                                                          MONTH:  February 2001

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                            INSIDERS
-----------------------------------------------------------------------------
                               TYPE OF             AMOUNT          TOTAL PAID
              NAME             PAYMENT              PAID             TO DATE
-----------------------------------------------------------------------------
1.   Pete Sanderlin            Salary                 $0             $17,200
2.   Tom Mealie                Salary                 $0             $17,200
3.   N/A
4.   N/A
5.   N/A
-----------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                                     $0             $34,400
=============================================================================

                                                      PROFESSIONALS

                          DATE OF COURT                                                                 TOTAL
                        ORDER AUTHORIZING         AMOUNT            AMOUNT          TOTAL PAID         INCURRED
           NAME             PAYMENT              APPROVED            PAID             TO DATE         & UNPAID *
----------------------------------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
----------------------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                                $0              $0                 $0                $0
================================================================================================================
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                               SCHEDULED             AMOUNTS
                                                MONTHLY               PAID                TOTAL
                                                PAYMENTS             DURING              UNPAID
           NAME OF CREDITOR                       DUE                 MONTH           POSTPETITION
--------------------------------------------------------------------------------------------------
1.   GE Capital                                  $855                $855                  $0
2.   GE Capital                                  $784              $1,568                  $0
3.   GE Capital                                varies             $14,802                  $0
4.   N/A                                                               $0                  $0
5.   N/A                                                                                   $0
--------------------------------------------------------------------------------------------------
6    TOTAL                                     $1,639             $17,225                  $0
==================================================================================================

                                                       MONTHLY OPERATING REPORT

 CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                   ACCRUAL  BASIS-7

 CASE  NUMBER: 400-42144                                    02/13/95, RWD, 2/96

                                                           MONTH: February 2001

QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------
                                                                                       YES               NO
-----------------------------------------------------------------------------------------------------------
1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
       THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                       X
-----------------------------------------------------------------------------------------------------------
2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
       OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                  X
-----------------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE  FROM RELATED PARTIES?                                                                X
-----------------------------------------------------------------------------------------------------------
4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
       THIS REPORTING PERIOD?                                                          X
-----------------------------------------------------------------------------------------------------------
5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                                            X
-----------------------------------------------------------------------------------------------------------
6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                X
-----------------------------------------------------------------------------------------------------------
7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
       PAST  DUE?                                                                                        X
-----------------------------------------------------------------------------------------------------------
8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                           X
-----------------------------------------------------------------------------------------------------------
9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                    X
-----------------------------------------------------------------------------------------------------------
10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
       DELINQUENT?                                                                                       X
-----------------------------------------------------------------------------------------------------------
11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
       REPORTING PERIOD?                                                                                 X
-----------------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                   X
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
-------------------------------------------------------------------------------
Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
-------------------------------------------------------------------------------
Item 4 - In February GE Capital was paid for debt outstanding as equipment was located and used in operations.

INSURANCE
                                                                                                      YES                NO
---------------------------------------------------------------------------------------------------------------------------
1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                                        X
---------------------------------------------------------------------------------------------------------------------------
2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                     X
---------------------------------------------------------------------------------------------------------------------------
3.     PLEASE  ITEMIZE  POLICIES  BELOW.
---------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                            INSTALLMENT  PAYMENTS
---------------------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                              PAYMENT AMOUNT
             POLICY                           CARRIER                    PERIOD COVERED            & FREQUENCY
---------------------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141

CASE  NAME: KITTY HAWK INTERNATIONAL, INC.

CASE  NUMBER: 400-42144

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                                    February 2001

8.    OTHER  (ATTACH  LIST)                                                 $ (353,252,999)Reported
                                                                            --------------
           Intercompany Receivables                                           (368,988,905)
           A/R Senior Noteholders                                                  596,078
           A/R 401(k) Loan                                                          (4,535)
           A/R Insurance                                                           133,954
           A/R Auction Proceeds                                                     15,540
           A/R Aging Reconciling item                                               39,789
           Deferred Taxes                                                       13,097,746
           Aircraft held for resale                                                699,701
           Loan Org Costs                                                           79,420
           Deposits - Landing Fees                                                       -
           Deposits - Aircraft                                                     434,321
           Deposits - Rent                                                         218,828
           Security Deposit                                                        425,064
                                                                            --------------
                                                                              (353,252,999)Detail
                                                                            --------------
                                                                                         - Difference

22.   OTHER  (ATTACH  LIST)                                                 $ (148,766,054)Reported
                                                                            --------------
           Accrued income taxes                                               (148,881,412)
           Accrued Misc                                                             89,659
           A/P Reconciling Item                                                     14,199
           Accrued Fuel                                                             11,500
                                                                            --------------
                                                                              (148,766,054)Detail
                                                                            --------------
                                                                                         - Difference

27.   OTHER (ATTACH LIST)                                                     $ 76,011,020 Reported
                                                                            --------------
           Deferred Taxes                                                       87,246,212
           Accrued Taxes payable                                               (18,954,646)
           Aircraft Maintenance Reserves                                                 -
           Accrued Fuel expenses                                                 5,403,028
           Prepaid Fuel                                                         (5,661,963)
           Accrued Salaries/Vacation/Employee Benefits                           4,075,349
           Uncleared 4/28/00 Payroll Checks                                         66,601
           A/P Other/Accrued/Unrecorded                                           (239,466)
           Purchase reserves                                                     1,762,176


CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.

CASE  NUMBER: 400-42144

DETAILS OF OTHER ITEMS
           Accrued Landing fees/parking/cargo fees                               1,644,307
           Various accrued taxes                                                 1,313,200
           Other Misc accruals                                                    (643,778)
                                                                            --------------
                                                                                76,011,020 Detail
                                                                            --------------
                                                                                         - Differnece

ACCRUAL BASIS-2
21    NON-OPERATING INCOME (ATT.  LIST)                                           ($81,584)Reported
                                                                            --------------
           Interest income on restricted cash investments                          (84,383)
           Loss on asset sale                                                        2,799
                                                                            --------------
                                                                                   (81,584)Detail
                                                                            --------------
                                                                                         - Difference

ACCRUAL BASIS-3
8.    OTHER  (ATTACH  LIST)                                                         (5,000)Reported
                                                                            --------------
           Transfer to Inc - all money sweeps                                       (5,000)Detail
              to KH Inc. Case #400-42141                                    --------------
                                                                                         - Difference

CASE  NAME:  KITTY HAWK INTERNATIONAL, INC.                FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42144                                           ACCRUAL BASIS

                                                          MONTH:  February 2001

    ACCRUAL BASIS           LINE NUMBER             FOOTNOTE / EXPLANATION
    FORM NUMBER
-----------------------------------------------------------------------------------------------------------------------
          6                                All Professional fees related to the Reorganization of the
                                             Company are disbursed out of Kitty Hawk, Inc. (Parent
                                             Company). Refer to Case # 400-42141
-----------------------------------------------------------------------------------------------------------------------

          7                                All insurance plans related to the Company are carried
                                             at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                             400-42141.
-----------------------------------------------------------------------------------------------------------------------

          General                             This operation closed in May
                                              of 2000. Costs incurred during
                                              January 2001 consisted of
                                              costs associated with shut
                                              down procedures and
                                              maintaining collateral.
-----------------------------------------------------------------------------------------------------------------------

          3                       8        All cash received into the Company cash accounts is swept
                                              each night to Kitty Hawk, Inc. Master Account (see Case
                                              #400-42141).
-----------------------------------------------------------------------------------------------------------------------

          3                       31       All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
-----------------------------------------------------------------------------------------------------------------------

          4                       6        All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                              are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------

          3                       28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
-----------------------------------------------------------------------------------------------------------------------

          6                     General       The monthly GE Capital
                                              payments in the last year of
                                              the scheduled payments are
                                              significantly less than
                                              payments previously made.
-----------------------------------------------------------------------------------------------------------------------